UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN ORIENTAL BIOENGINEERING, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee previously paid with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

AMERICAN ORIENTAL BIOENGINEERING, INC.

1 Liangshuihe First Avenue, Beijing E-Town Economic and Technology Development Area, E-Town
Beijing 100176, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on December 8, 2009

TO THE STOCKHOLDERS OF AMERICAN ORIENTAL BIOENGINEERING, INC:

The Annual Meeting of the Stockholders of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”, “AOB”, “we”, “us” or “our”), will be held on December 8, 2009, at 9:00 p.m. Beijing Standard Time (local time), which is equivalent to December 8, 2009 at 8:00 a.m. U.S. Eastern Standard Time (the “Annual Meeting”), at 1 Liangshuihe First Avenue, Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People’s Republic of China, for the following purposes:

1.	To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young Hua Ming as the Company’s independent auditors for the 2009 fiscal year; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s common stock and series A preferred stock at the close of business on October 13, 2009 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  If you received this proxy statement in the mail, a return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET. IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON.

By Order of the Board of Directors, /s/ Tony Liu Tony Liu Chairman of the Board and Chief Executive Officer

Dated: October 23, 2009

AMERICAN ORIENTAL BIOENGINEERING, INC.

1 Liangshuihe First Avenue, Beijing E-Town Economic and Technology Development Area, E-Town
Beijing 100176, People’s Republic of China

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on December 8, 2009

INTRODUCTION

Your proxy is solicited by the Board of Directors of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”, “AOB”, “we”, “us” or “our”),  for use at the Annual Meeting of Stockholders to be held on December 8, 2009, at 9:00 p.m. Beijing Standard Time (local time), which is the equivalent to December 8, 2009 at 8:00 a.m. U.S. Eastern Standard Time (the “Annual Meeting”), at 1 Liangshuihe First Avenue, Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People’s Republic of China for the following purposes:

1.	To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young Hua Ming as the Company’s independent auditors for the 2009 fiscal year; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors set October 13, 2009, as the record date (the “Record Date”) to determine those holders of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and series A preferred stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”) who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at 1 Liangshuihe First Avenue, Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People’s Republic of China during the 10-day period preceding the Annual Meeting.

On or about October 29, 2009, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock and Series A Preferred Stock if our records show that you owned the shares on the Record Date.  As of the close of business on the Record Date, a total of 78,321,439 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.  The holder of the Series A Preferred Stock is entitled to an aggregate of 26,107,146 votes, representing 25% of the combined voting power of all of the Company’s issued and outstanding Common Stock and preferred stock.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card.  If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you received a Notice by mail, you may vote by proxy over the Internet by going to www.proxyvote.com to complete an electronic proxy card.

If you vote by proxy, your vote must be received by 11:59 p.m. U.S. Eastern Standard Time on December 7, 2009 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

•	by submitting written notice revoking your proxy card to the Secretary of the Company;

•	by submitting another proxy via the Internet or by mail that is later dated and, if by mail, that is properly signed; or

•	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock and  Series A Preferred Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards, submit their proxy on the Internet, or attend the meeting.  If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock, represented in person or by proxy at the Annual Meeting.

Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting.  An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal.  Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals such as the election of directors and the ratification of the Company’s independent auditors.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The General Corporations Law of Nevada and The New York Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2:  The Company appointed Ernst & Young Hua Ming to serve as the Company’s independent auditors for the 2009 fiscal year.  The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date.  Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting.  At the close of business on the Record Date there were 78,321,439 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding.  We have issued no other voting securities as of the Record Date.  Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting.  The holder of the Series A Preferred Stock is entitled to an aggregate of 26,107,146 votes, representing 25% of the combined voting power of all of the Company’s issued and outstanding Common Stock and preferred stock.  Holders of Common Stock and Series A Preferred Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered.  If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., at the Company’s New Jersey office located at 15 Exchange Place, Suite 500, Jersey City, NJ 07302.  The Company’s telephone number at the New Jersey location is (646) 367-1718.  Also, stockholders who share an address and receive multiple copies of the annual report and this proxy statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of Common Stock and Series A Preferred Stock as of October 13, 2009 by (i) each person known to us to own beneficially more than 5% of our Common Stock and Series A Preferred Stock, (ii) each of our directors and each of our named executive officers; and (iii) all executive officers and directors as a group.  Unless otherwise indicated, the address for all of the executive officers, directors and stockholders named below is c/o American Oriental Bioengineering, Inc., 1 Liangshuihe First Avenue, Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People’s Republic of China.

Name	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Tony Liu	Series A Preferred Stock	1,000,000(3)	100.0%
Tony Liu	Common Stock	14,539,134(4)	18.6%
Yanchun Li	Common Stock	882,025(5)	1.1%
Jun Min	Common Stock	998,225(6)	1.3%
Binsheng Li	Common Stock	358,460(7)	0.5%
Cosimo J. Patti	Common Stock	25,562(8)	0.0%
Xianmin Wang	Common Stock	43,367(9)	0.1%
Eileen Brody	Common Stock	77,816(10)	0.1%
Lawrence S. Wizel	Common Stock	28,599(11)	0.0%
Baiqing Zhang	Common Stock	21,051(12)	0.0%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group		16,974,239	21.7%

(1)
The amount of beneficial ownership includes the number of shares of Common Stock and/or Series A Preferred Stock, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of October 13, 2009 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.

(2)	Based upon 78,321,439 shares outstanding as of October 13, 2009.
(3)	Through his Common Stock and Series A Preferred Stock ownership, currently, Mr. Liu has voting powerequal to approximately 25% of our voting securities.
(4)	Includes 101,486 shares of common stock issuable upon the exercise of options.
(5)	Includes 86,309 shares of common stock issuable upon the exercise of options.
(6)	Includes 64,731 shares of common stock issuable upon the exercise of options.
(7)	Includes 49,554 shares of common stock issuable upon the exercise of options.
(8)	Includes 9,349 shares of common stock issuable for services rendered in fiscal 2009.
(9)	Includes 9,349 shares of common stock issuable for services rendered in fiscal 2009.
(10)	Includes 17,818 shares of common stock issuable for services rendered in fiscal 2009.
(11)	Includes 10,499 shares of common stock issuable for services rendered in fiscal 2009.
(12)	Includes 9,349 shares of common stock issuable for services rendered in fiscal 2009.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors has nominated nine (9) persons to stand for election.  If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Set forth below is the name, age, title and date of initial appointment of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations over the past five years.

Name	Age	Title	Date of Initial Appointment
Tony Liu	56	Chief Executive Officer and Chairman of the Board	December 18, 2001
Jun Min	50	Vice President and Director	May 8, 2002
Yanchun “Lily” Li	40	Chief Financial Officer, Chief Operations Officer, Secretary and Director	May 8, 2002
Binsheng Li	45	Chief Accounting Officer and Director	May 8, 2002
Cosimo J. Patti (1)(2)(3)	59	Independent Director	September 27, 2004
Xianmin Wang (1)(2)(3)	66	Independent Director	January 1, 2005
Eileen Bridget Brody (1)(2)(3)	47	Independent Director	June 22, 2005
Lawrence S. Wizel (1)(2)(3)	65	Independent Director	August 21, 2006
Baiqing Zhang (3)	56	Independent Director	December 15, 2006

(1)	Serves as a member of the Audit Committee.
(2)	Serves as a member of the Compensation Committee.
(3)	Serves as a member of the Nominating and Corporate Governance Committee.

Executive officers of the Company are appointed at the discretion of the Board of Directors with an employment term of one year, which is subject to automatic one year renewals unless written notice is given by the Company or the executive officer not to renew.  There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES

TONY LIU - CHIEF EXECUTIVE OFFICER  AND CHAIRMAN OF THE BOARD OF DIRECTORS.  Tony Liu is the principal founder of our Company and has served as our Chief Executive Officer and the Chairman of our Board of Directors since 2001. He served in the army for over 19 years. After Mr. Liu left the army, he began working for the government in the Heilongjiang province in northeastern China. In addition to serving as a representative to the National People’s Congress in China, with his practical work experience in the Chinese community for many years, Mr. Liu has witnessed and participated in the massive macro economic changes for the past thirty years. He has many years of experience in managing the army, government agencies and pharmaceutical companies. Mr. Liu graduated with a major in Communications & Commands from Wuhan Communication College in 1986 and studied Integrated Marketing and Media at the University of Hong Kong in 2004. Mr. Liu studied in the Program of Sustainable Growth of Large Corporations sponsored by the School of Engineering and the School of Business at Stanford University.

JUN MIN - VICE PRESIDENT AND DIRECTOR.  Jun Min is one of our founders and has served as our Vice President and as a member of our Board of Directors since 2002. Mr. Min worked at the Price Checking Department in Heilongjiang Province from 1987 to 1992. Subsequently, he worked for Harbin Three-Happiness Bioengineering, Co. Ltd. from 1993. He has over 20 years of experience in operations management and has an extensive knowledge of the consumer and pharmaceutical products industries in China. Mr. Min received a BA in Business Management from Harbin Broadcast & TV University in 1986.

YANCHUN LI - CHIEF FINANCIAL OFFICER, CHIEF OPERATIONS OFFICER, SECRETARY AND DIRECTOR. Yanchun Li is one of our partner founders and has served as Chief Financial Officer since May 2007. Ms. Li has fifteen years of experience in management in the food industry and the pharmaceutical industry in China. In particular, she has extensive experience and innovative insight in marketing, management, brand building, corporate strategy, human resource and financial capital management. Ms. Li joined Three-Happiness Bioengineering, Co. Ltd. in 1994 and was in charge of the marketing and sales. Under her leadership, the functional drink of the Three-Happiness brand has reached stunning achievement nationwide across China. The Three-Happiness brand was later awarded the “Top Ten Well-known Brands in China”. Ms. Li won the China Golden Award in Marketing of Year 2005 and was elected into the “Who’s Who of Chinese Origin Worldwide”. Ms. Li received her BA in English from Beijing University of Industry and Commerce in 1993 and completed the Owner/President Management Program in 2008, an advanced program, at Harvard Business School.

BINSHENG LI – CHIEF ACCOUNTING OFFICER AND DIRECTOR. Binsheng Li is one of our partner founders and has served as our Chief Accounting Officer and as a member of our Board of Directors since 2002. Mr. Li began his career at Three-Happiness Bioengineering, Co. Ltd. in 1994 in the accounting department. Mr. Li has over 20 years of financial management and accounting experience. Mr. Li graduated from Dalian Financial School in 1986 with a major in Finance and Economics.

COSIMO J. PATTI - INDEPENDENT DIRECTOR.  Cosimo Patti has served on our Board of Directors since 2004. Before joining us, Mr. Patti was an arbitrator for the National Association of Securities Dealers and the New York Stock Exchange for 18 years. Since August 1999, Mr. Patti was the President and Chairman of Technology Integration Group d/b/a FSI Advisors Group from 1998 to 2005. Inc. In June 2007, Mr. Patti joined the board of directors of Advanced Battery Technologies, Inc. (NASDAQ:ABAT), a company engaged in the business of designing, manufacturing and marketing rechargeable polymer lithium-ion batteries. In May 2009, Mr. Patti joined the board of directors of China XD Plastics Inc., a plastics manufacturer for the automotive industry in China.  From 2002 to 2004, Mr. Patti was the Senior Director of Applications Planning with iCi/ADP. He was the Director of Strategic Cross-border Business with Cedel Bank from 1996 to 1999.  Mr. Patti attended Brooklyn College.

XIANMIN WANG - INDEPENDENT DIRECTOR. Xianmin Wang has served on our Board of Directors since 2005. He was the Vice Governor of Heilongjiang Province from 1998 to 2003, where he was in charge of Financial and Economic affairs. Mr. Wang was Secretary of Daqing Municipal Party Committee from 1996 to 1998, and Vice Secretary of Harbin Municipal Party Committee from 1991 to 1992. Mr. Wang received a post graduate degree in Philosophy from Renmin University of China in 1964. He also holds a bachelor’s degree in Economics from Northeast Forest University and postgraduate degrees in Philosophy from Heilongjiang University and Renmin University of China.

EILEEN BRIDGET BRODY – INDEPENDENT DIRECTOR. Eileen Brody has served on our Board of Directors since 2005. Since August 2005, Ms. Brody has been President of Dawson-Forte Cashmere, an apparel trading company. Since June 2007 Ms. Brody has been a member of the board of directors of Fuqi International, Inc. (NASDAQ:FUQI), a company specializing in designing, developing, promoting, and selling a range of precious metal jewelry products in the Chinese luxury goods market. From 1997 to 2004, she was Vice President of Merchandising and Planning for Carter’s Retail division of The William Carter Company. From 1992 to 1997, she held various management positions for Melville Corporation, a multi-billion dollar retailer. From 1983 to 1990, Ms. Brody worked for KPMG Peat Marwick as a Senior Manager. Ms. Brody is a Certified Public Accountant. She received her Undergraduate and MBA degrees from Pace University and a second MBA from the Harvard Graduate School of Business.

LAWRENCE S. WIZEL – INDEPENDENT DIRECTOR.  Lawrence S. Wizel has served on our Board of Directors since 2006. Prior to joining our Board of Directors, he served as Deputy Professional Practice Director at Deloitte Touche USA LLP, or Deloitte, in Deloitte’s New York office. Mr. Wizel began his career at Deloitte in 1965 and was a partner from 1980 until he retired in June 2006. Mr. Wizel was responsible for serving a diverse client base of publicly held and private companies in a variety of capacities including, SEC filings, initial public offerings, mergers and acquisition transactions and periodic reporting. Since September 2006, Mr. Wizel has been a member of the board of directors of 3SBio Inc. (NASDAQ:SSRX), a biotechnology company focused on researching, developing, manufacturing and marketing biopharmaceutical products primarily in China. Since August 2007, Mr. Wizel has been a member of the board of directors of Puda Coal, Inc. (AMEX:PUDA), a supplier of metallurgical coking coal to the industrial sector in China. He received his BA in 1965 in accounting from Michigan State University and is a Certified Public Accountant.

BAIQING ZHANG - INDEPENDENT DIRECTOR. Baiqing Zhang has served on our Board of Directors since 2006. Mr. Zhang brings to us two decades of experience in the Chinese government’s regulatory and supervisory divisions. From 1997 until Mr. Zhang retired in 2005, Mr. Zhang served as Deputy Director, Division Chief of the Heilongjiang Regulatory Bureau of the China Securities Regulatory Commission, or CSRC, where he managed and imposed regulatory compliance for all Heilongjiang-based securities issuances, as well as supervised securities trading, investment funds and legal affairs. The CSRC is China’s primary regulatory body overseeing the country’s financial markets. Prior to this, he spent ten years as a member of the Discipline Inspection Committee in the Department of Supervision of the Heilongjiang Province, and previously was the Vice Principal of Hebei Institute of Mechanical and Electrical Technology, where he taught college courses. Since 2005, Mr. Zhang has been a consultant in the fields of law and economics, public policy, and business strategy. He also consults and lectures about regulatory issues in the Chinese securities markets, based on his significant experience at the CSRC. Mr. Zhang received a degree in Management of Economics from the Tianjin Normal University and a degree in Accounting from the Heilongjiang Economics Management Academy.

DIRECTOR INDEPENDENCE

A majority of the directors must be independent directors under Section 303A.01 of the listing standards of the NYSE. Section 303A.02 of the NYSE listing standards provide that no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the listed company. The Board has adopted the following standards in determining whether or not a director has a material relationship with the Company and these standards are contained in our Corporate Governance Guidelines and can be found our website at www.bioaobo.com and can be made available in print free of charge to any shareholder who requests it.

•	No director who is an employee or a former employee of the Company can be independent until three years after termination of such employment.

•
No director who is, or in the past three years has been, affiliated with or employed by the Company’s present or former independent auditor can be independent until three years after the end of the affiliation, employment or auditing relationship.

•
No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

•
No director can be independent if he or she is receiving, or in the last three years has received, more than $120,000 during any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•	Directors with immediate family members in the foregoing categories are subject to the same three-year restriction.

•
No director can be independent if he or she is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Based on these independence standards and all of the relevant facts and circumstances, the Board determined that none of the following directors had any material relationship with the Company and, thus, are independent under Section 303A.02 of the listing standards of NYSE: Ms. Brody, and Messrs. Patti, Wang, Wizel and Zhang. In accordance with New York Stock Exchange rules a majority of our Board of Directors is independent.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held five meetings during 2008.  No director attended less than 75% of the meetings of any committee of which the director was a member. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.  All of our directors attended our Annual Meeting of Stockholders in December 2008 by telephone conference call or in person.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee.

Compensation Committee

The Compensation Committee was established on January 15, 2005.  The members of the Compensation Committee during 2008 were Cosimo J. Patti, Xianmin Wang, Lawrence S. Wizel and Eileen Brody.  Ms. Brody served as the Chairperson of the Compensation Committee.  Each of these members are considered “independent” under Section 303A.02 of the listing standards of the New York Stock Exchange, as determined by our Board of Directors.  The Compensation Committee operates under a written charter.  The Amended and Restated Compensation Committee Charter can be found on our website at www.bioaobo.com and can be made available in print free of charge to any shareholder who requests it.

The Compensation Committee assists the Board of Directors in determining the compensation of our Chief Executive Officer and makes recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and the independent directors.  The Compensation Committee administers our 2006 equity incentive plan, under the direction of the Board of Directors.

Nominating And Corporate Governance Committee

The Nominating and Corporate Governance Committee was established on January 15, 2005.  The purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and in monitoring the process to assess the  effectiveness of the Board of Directors.  The Nominating and Corporate Governance Committee held one meeting during 2008.

The members of the Nominating and Corporate Governance Committee during 2008 were Cosimo J. Patti, Eileen Brody, Baiqing Zhang, Lawrence S. Wizel and Xianmin Wang.  Mr. Wang served as the Chairperson of the Nominating and Corporate Governance Committee. Each of the above-listed Nominating and Corporate Governance Committee members are considered “independent” under Section 303A.02 of the listing standards of the New York Stock Exchange, as determined by our Board of Directors.

There have been no changes to the procedures by which the stockholders of the Company may recommend nominees to the Board of Directors since the filing of the Company’s Definitive Proxy Statement on October 17, 2008 for its Annual Meeting of Stockholders, which was held on December 5, 2008. The Nominating and Corporate Governance Committee operates under a written charter.  The Amended and Restated Nominating and Corporate Governance Committee Charter can be found on our website at www.bioaobo.com and can be made available in print free of charge to any shareholder who requests it.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders.  Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the NYSE Rules and applicable SEC regulations.  Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o American Oriental Bioengineering, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire.  The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate.  The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.   Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

Audit Committee

The Audit Committee operates under a written charter.  The Amended and Restated Audit Committee Charter can be found on our website at www.bioaobo.com and can be made available in print free of charge to any shareholder who requests it.

The Audit Committee’s charter states that the responsibilities of the Audit Committee shall include, among other things:

•	reviewing the Audit Committee’s charter;

•	reviewing the Company’s annual report to stockholders and reports submitted to the SEC;

•	naming the Company’s independent auditors, confirming and reviewing their independence, and approving their fees;

•	reviewing the independent auditors’ performance;

•	considering the independent auditors’ judgments about the Company’s accounting principles;

•	considering and approving major changes to the Company’s auditing and accounting principles;

•	establishing reporting systems to the committee by management and the independent auditors regarding management’s significant judgments in preparing financial statements;

•	following an audit, reviewing significant difficulties encountered during the audit;

•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements;

•	reviewing the extent to which improvements in financial or accounting practices approved by the committee have been implemented;

•	review with counsel any legal matters that could have a significant impact on the Company’s financial statements; and

•	review all Company transactions, in which any related person may have a direct or indirect material interest.

The Audit Committee met four times during 2008.  Pursuant to its charter, the Audit Committee meets at least quarterly with the Company’s internal auditors.  The Company does not limit the number of audit committees of other Companies on which its Audit Committee members can serve.

The members of the Audit Committee during 2008 were Cosimo Patti, Xianmin Wang, Eileen Brody and Lawrence S. Wizel.  Mr. Wizel served as the Chairperson of the Audit Committee.  Each of these members are considered “independent” under Section 303A.02 of the listing standards of New York Stock Exchange, as determined by our Board of Directors. The Audit Committee performs each of its responsibilities as outlined in its charter.

Our Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our Audit Committee. Lawrence S. Wizel is the “audit committee financial expert” and is an independent member of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process.  The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by applicable listing standards of The New York Stock Exchange. The Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of the oversight of the Company’s financial reporting process, the Audit Committee has reviewed and discussed the audited financial statements with management, the internal auditors and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Committee has received written disclosures and the letter from the independent auditors, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee  concerning independence, and has discussed with the independent accountant the independent accountant’s independence

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements as of and for the year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Lawrence S. Wizel (Chairman)
Eileen Brody
Cosimo Patti
Xianmin Wang

____________
(1)
The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE SESSIONS

Under the NYSE Rules, our non-management directors are required to hold regular executive sessions. The chairperson of the executive session will rotate at each session so that each non-management director shall have an opportunity to serve as chairperson. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to Mr. Larry S. Wizel at c/o American Oriental Bioengineering, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board.  Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302.  Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication.  All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A written copy of the code can be found on our website at www.bioaobo.com and can be made available in print to any shareholder upon request at no charge by writing to our Secretary, c/o American Oriental Bioengineering, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302.  Our Amended and Restated Code of Ethics is intended to be a codification of the business and ethical principles which guide us,  deter wrongdoing, promote honest and ethical conduct, avoid conflicts of interest, and foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no transactions, since January 1, 2008, the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest. It is the Company’s policy that the Company will not enter into any related party transactions unless the Audit Committee or another independent body of the Board of Directors first reviews and approves the transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons also are required to furnish our company with copies of all Section 16(a) forms they file.  Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2008, all of the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company complied with the filing requirements of Section 16(a) of the Exchange Act, except the following individuals who did not timely file Form 4s: Tony Liu, Yanchun Li, Binsheng Li and Jun Min. Each of these individuals did not timely file one Form 4 disclosing one reportable transaction, which they later timely reported on Form 5’s.

EXECUTIVE COMPENSATION

The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Compensation Committee of the Board of Directors.

Compensation Objectives

We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.

Process for Determining Compensation for Executives

The Compensation Committee makes independent decisions about all aspects of NEO compensation, and takes into account (i) recommendations from our Chief Executive Officer with respect to the compensation of NEOs other than himself, and (ii) information that our Human Resources department provides regarding compensation data and benchmarks for comparable positions and companies in different applicable geographical area.

The Compensation Committee regularly reviews the design and structure of the Company’s compensation programs to ensure that management’s interests are closely aligned with stockholders’ interests and that the compensation programs are designed to further the Company’s strategic priorities.

Elements of Compensation

Base Salary. Base salaries for the named executive officers are set forth in their respective employment agreements. Periodically, however, the Compensation Committee considers proposals from the Company’s management to approve increases to the base salaries for named executive officers other than our CEO. When considering whether to approve these adjustments, the Compensation Committee takes into account a number of factors, including:

•	the Company’s performance;

•	the individual’s current and historical performance and contribution to the Company;

•	and the individual’s role and unique skills.

We tried to set executives’ base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

Annual Cash Incentive Bonuses. The Company has a cash incentive bonus plans for NEO. The plan is designed to promote executive decision making and achievement that supports the realization of key overall Company financial goals. For the year 2008, the participants in the Company’s cash incentives program consisted of each of the Company’s five named executive officers.

In 2008, executives had target bonus opportunities ranging from 0% to 75% of salary earnings, depending on position level and responsibility, with larger bonus opportunities provided to those with greater responsibility. The Compensation Committee establishes the guidelines under which the plan is administered, including financial performance goals and payout schedules. The goals reflect the Company’s performance using performance measures of net income.

The plan provides payouts based on different levels of achievement:

•	Threshold: the minimum level of performance for which a bonus is paid and set at 90% of the Target level. No bonuses will be earned if the Threshold level of the Company’s performance is not achieved;

•	Minimum: 70% of bonus is paid for achievement of 90% to 99.9% of financial goals.

•	Target: 100% of bonus is paid for achievement of financial goals.

•	Maximum: achievement at a superior level of performance for 300% payout of the Target bonus.

For achievement between Target and Maximum, bonus payouts are interpolated to reflect the level of results achieved.

Equity Incentive Compensation. We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The Compensation Committee has the general authority, however, to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion. The Committee does not have a determined formula for determining the number of options available to be granted. The Compensation Committee will review each executive’s individual performance and his or her contribution to our strategic goals periodically. With the exception of stock options automatically granted at the end of each fiscal quarter in accordance with the terms of the employment agreement with our executive officers, our Compensation Committee grants equity incentive compensation at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information.

The Compensation Committee is carefully monitoring our executive compensation programs. It is our general objective to provide our NEOs with total annual compensation near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. To accomplish this objective, we anticipate increasing levels of executive compensation over time. The Compensation Committee has reviewed the Compensation Discussion & Analysis (“CD & A”) prepared by management and recommended it for inclusion in this Proxy Statement.

Summary Compensation Table

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, for each of the last three fiscal years to each named executive officer.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)

Tony Liu, CEO and Chairman	2008	200,000	40,267	--	538,000	--	--	--	778,267
	2007	200,000	53,253	--	594,000	--	--	--	847,253
	2006	150,000	--	--	53,923	--	--	--	203,923

Yanchun Li, CFO, COO, Director	2008	160,000	30,201	--	475,200	--	--	--	665,401
	2007	160,000	39,940	--	475,200	--	--	--	675,140
	2006	90,000	--	--	32,355	--	--	--	122,355
Jun Min, VP, Director	2008	120,000	30,201	--	356,400	--	--	--	506,601
	2007	120,000	39,940	--	356,400	--	--	--	516,340
	2006	70,000	--	--	32,355	--	--	--	102,355

Binsheng Li, Chief Accounting Officer, Director	2008	80,000	20,134	--	293,600	--	--	--	393,734
	2007	80,000	26,626	--	237,600	--	--	--	344,226
	2006	57,000	--	--	19,413	--	--	--	76,413

Wilfred Chow, SVP of Finance	2008	190,000	40,267	--	327,000	--	--	--	557,267
	2007	160,000	53,253	--	297,000	--	--	--	510,253
	2006	100,000	26,666	--	--	--	--	--	126,666

__________
(1)	The amounts reported in this column represent base salaries paid to each of the named executive officers for2008 as provided for in their respective employment agreements.

(2)
The named executive officers did not receive any discretionary bonuses, sign-on bonuses, or other annualbonus payments that are not contingent on the achievement of stipulated performance goals. Cash bonus payments that are contingent on achieving pre-established and communicated goals.

(3)
Option award amounts in this table relate to the accounting expense for options granted in accordance withStatement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, (SFAS 123(R)), which requires the expensing of equity stock awards.

Employment Agreements

In April 20, 2008, we entered into employment agreements with Tony Liu, our Chairman and Chief Executive Officer, Yanchun Li, our Chief Financial Officer and Chief Operations Officer, Jun Min, our Vice President, and Binsheng Li, our Chief Accounting Officer, all of whom are also directors of the Company. We also entered into employment agreement with Wilfred Chow, our Senior Vice President of Finance.

Tony Liu’s employment agreement has a term of one year, effective as of April 20, 2008, and provides for an annual base salary of $200,000, subject to subsequent annual review by the Company’s Compensation Committee. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 307,428 shares of common stock with an exercise price of $8.35 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Liu’s continued employment with the Company on each vesting date. Mr. Liu is also entitled to an annual performance based bonus of up to US$40,000 based upon the Company’s performance. Such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. We can terminate Mr. Liu’s employment with cause or without cause pursuant to a decision by our board of directors. In the event Mr. Liu’s employment is terminated without cause, he will be eligible to receive monthly payments at his then applicable monthly base salary for the rest of his term from the date of termination of the employment.

Lily Li’s employment agreement has a term of one year, effective as of April 20, 2008, and provides for an annual base salary of $160,000, subject to subsequent annual review by the Company’s Compensation Committee. The term of her agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 271,543 shares of common stock with an exercise price of $8.35 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Ms. Li’s continued employment with the Company on each vesting date. Ms. Li is also entitled to an annual performance based bonus of up to US$30,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. We can terminate Ms. Li’s employment with cause or without cause pursuant to a decision by our board of directors. In the event Ms. Li’s employment is terminated without cause, she will be eligible to receive monthly payments at her then applicable monthly base salary for the rest of her term from the date of termination of her employment.

Jun Min’s employment agreement has a term of one year, effective as of April 20, 2008, and provides for an annual base salary of $120,000, subject to subsequent annual review by our board of directors. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 203,657 shares of common stock with an exercise price of $8.35 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Min’s continued employment with the Company on each vesting date. Mr. Min is also entitled to an annual performance based bonus of up to US$30,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. We can terminate Mr. Min’s employment with cause or without cause pursuant to a decision by our Chief Executive Officer. In the event Mr. Min’s employment is terminated without cause, he will be eligible to receive monthly payments at his then applicable monthly base salary for the rest of his term from the date of termination of the employment.

Binsheng Li’s employment agreement has a term of one year, effective as of April 20, 2008, and provides for an annual base salary of $80,000, subject to subsequent annual review by our board of directors. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 167,771 shares of common stock with an exercise price of $8.35 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Li’s continued employment with the Company on each vesting date. Mr. Li is also entitled to an annual performance based bonus of up to US$20,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. We can terminate Mr. Li’s employment with cause or without cause pursuant to a decision by our Chief Executive Officer. In the event Mr. Li’s employment is terminated without cause, he will be eligible to receive monthly payments at his then applicable monthly base salary for the rest of his term from the date of termination of the employment.

Wilfred Chow’s employment agreement has a term of one year, effective as of April 20, 2008, and provides for an annual base salary of $190,000, subject to subsequent annual review by our board of directors. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 186,857 shares of common stock with an exercise price of $8.35 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Chow’s continued employment with the Company on each vesting date. Mr. Chow is also entitled to an annual performance based bonus of up to US$40,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. We can terminate Mr. Chow’s employment with cause or without cause pursuant to a decision by our Chief Executive Officer. In the event Mr. Chow’s employment is terminated without cause, he will be eligible to receive monthly payments at his then applicable monthly base salary for the rest of his term from the date of termination of the employment.

Potential Payments Upon Termination or Change in Control

Assuming the employment of our NEOs were to be terminated without cause or for good reason, as of December 31, 2008, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table through April 20, 2009:

Cash Payments
Tony Liu	$66,667
Yanchun Li	53,333
Jun Min	40,000
Binsheng Li	26,667
Wilfred Chow	63,333

Employee Stock Option Plan

In March 2004, our Board of Directors formally adopted a Stock Option Plan (the “2004 Plan”). Under the 2004 Plan, we were authorized to grant non-qualified options to purchase up to 2,900,000 shares of our common stock to our employees, officers, directors and consultants. The 2004 Plan was administered directly by our Compensation Committee. Subject to the provisions of the 2004 Plan, the Compensation Committee determined who would receive stock options, the number of shares of common stock that may be covered by the option grants, the time and manner of exercise of options and exercise prices, as well as any other pertinent terms of the options. The Company replaced the 2004 Plan with a new Equity Incentive Plan that was adopted by the Board and approved by the stockholders in 2006 (the “2006 Plan”). The 2006 Plan provides a maximum of 5,000,000 shares for future grants. The Company will not grant any additional awards under the 2004 Plan. All awards, starting from 2007, have been granted under the 2006 Plan. Those individuals with awards outstanding under the 2004 Plan will continue to hold such awards in accordance with the terms of their respective grant agreements.

As of December 31, 2008, the Company granted an aggregate of 2,421,257 options under the 2006 Plan. For the year ended December 31, 2008, options to purchase a total of 1,137,257 shares of common stock were granted to the executive officers. In 2008, the Company granted the following options to the NEO’s pursuant to the 2006 Plan:

2008 Grants Of Plan-Based Awards Table
Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (Target) (#)(1)	Exercise or Base Price of Option Awards ($ / Sh) (2)	Closing Price on Grant Date ($ / Sh)	Grant Date Fair Value of Option Awards ($ / Sh)
Tony Liu	4/20/08	307,428	8.35	8.35	538,000
Yanchun Li	4/20/08	271,543	8.35	8.35	475,200
Jun Min	4/20/08	203,657	8.35	8.35	356,400
Binsheng Li	4/20/08	167,771	8.35	8.35	293,600
Wilfred Chow	4/20/08	186,857	8.35	8.35	327,000

(1)
Represents the number of stock options granted in 2008 under the Company’s 2006 Plan. These options vest and become exercisable ratably in five equal annual installments beginning one year after the grant date.

(2)	Represents the exercise price for the stock options granted, which was the five days average closing stock prices on the NYSE of the Company’s Common Stock preceding the grant date.

2008 Outstanding Equity Awards at Fiscal Year-End

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
	Exercisable	Unexercisable	(#)	($)
Tony Liu	40,000	160,000	200,000	10.74	4/20/2017
	—	307,428	307,428	8.35	4/20/2018
Yanchun Li	32,000	128,000	160,000	10.74	4/20/2017
	—	271,543	271,543	8.35	4/20/2018
Jun Min	24,000	96,000	120,000	10.74	4/20/2017
	—	203,657	203,657	8.35	4/20/2018
Binsheng Li	16,000	64,000	80,000	10.74	4/20/2017
	—	167,771	167,771	8.35	4/20/2018
Wilfred Chow	20,000	80,000	100,000	10.74	4/20/2017
	—	186,857	186,857	8.35	4/20/2018

Option Exercises and Stock Vested During 2008 Fiscal Year

Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Tony Liu	—	—
Yanchun Li	—	—
Jun Min	—	—
Binsheng Li	—	—
Wilfred Chow	—	—

Compensation of Independent Directors for the 2008 Fiscal Year

On April 9, 2008, the Compensation Committee of the Company, after the annual compensation review meeting, approved changes to the annual compensation provided to independent directors. The changes were made upon the ratification by the Board of Directors. The fee changes for annual retainers and the changes for annual equity awards became effective as of April 20, 2008. The changes in compensation for independent directors are as follows:

•	the annual retainer fee was increased for each independent director from $40,000 to $50,000;

•	the annual stock award was increased for each independent director from $60,000 to $65,000; and

•	an additional annual stock award of $5,000 for Compensation Committee Chair and $8,000 for Audit Committee Chair was granted.

The annual retainer is paid to the independent directors in monthly installments in arrears. Independent directors are be entitled to receive each year shares of common stock of the Company with an aggregate value range from $65,000 to $73,000 per annum, calculated based on the average closing price per share for the five (5) trading days preceding and including the date of the signing of each such independent director’s service agreement. The equity award to independent directors is awarded at the beginning of each year for service rendered for the preceding year. The Company reimburses its independent directors for reasonable travel expenses to attend Board and Committee meetings.

The following table sets forth all compensation paid or to be paid by AOB, as well as certain other compensation paid or accrued, for each of the independent directors for the year 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cosimo J. Patti	46,667	63,333(1)	—	—	—	—	110,000
Xianmin Wang	46,667	63,333(1)	—	—	—	—	110,000
Eileen Brody	—	115,000(2)	—	—	—	—	115,000
Lawrence S Wizel	46,667	71,333(3)	—	—	—	—	118,000
Baiqing Zhang	46,667	63,333(1)	—	—	—	—	110,000

(1)	7,085 shares of common stock to be issued were outstanding for each of the independent directors as ofJanuary 1, 2009.

(2)	13,239 shares of common stock to be issued were outstanding as of January 1, 2009.

(3)	7,977 shares of common stock to be issued were outstanding as of January 1, 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors during 2008 were Ms. Brody and Messrs. Patti, Wizel and Wang.  No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries.  No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

COMPENSATION COMMITTEE REPORT 1

The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s compensation which appears above with management, and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this Proxy Statement.

The members of the Compensation Committee are: Eileen Brody (Chair); Cosimo J.Patti, Xianmin Wang and Lawrence S. Wizel.

REQUIRED VOTE

Election of the directors requires a plurality vote of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

THE NINE NOMINEES FOR DIRECTOR SET FORTH HEREIN.

____________________

1    The material in the Compensation Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

On August 7, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Ernst & Young Hua Ming (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009.  On August 10, 2009, the Board of Directors of the Company terminated the engagement of Weinberg & Company, P.A. (“Weinberg”) as the independent registered public accounting firm of the Company, effective immediately.  Weinberg had served as our independent auditors since February 16, 2004.

A representative from EY is expected to be present at the Annual Meeting by telephone conference call to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so. No representative from Weinberg is expected to be present at the Annual Meeting.

During the years ended December 31, 2006, 2007 and 2008 and through August 10, 2009, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years.

The reports of Weinberg on the Company’s consolidated financial statements for the years ended December 31, 2006, 2007 and 2008 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006, 2007 and 2008 and through August 10, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the years ended December 31, 2006, 2007 and 2008 and through August 10, 2009, neither the Company nor anyone on its behalf had consulted with EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting , auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Fees of Independent Auditor

Aggregate fees billed to us by Weinberg during the fiscal years ended December 31, 2008 and 2007 were:

	2008	2007
Audit Fees	$1,581,498	$1,241,000
Audit Related Fees	0	0
Tax Fees	$4,500	$4,500
All Other Fees	$85,811	$162,700
Total	$1,671,809	$1,408,200

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

This category consists of professional services rendered for products and services provided, other than the services reported above under Audit Fees, Audit-Related Fees and Tax Fees.

The Audit Committee reviewed and approved all audit and non-audit services provided by Weinberg and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by Weinberg.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to AOB by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to AOB;

•	provision by the independent auditor to AOB of strategic consulting services of the type typically provided by management consulting firms; or

•
the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of AOB’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of AOB who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by AOB, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by AOB.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act for our Annual Meeting of Stockholders that will be held in 2010, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than June 30, 2010.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws.  The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this proxy statement.  If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

 WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.bioaobo.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED OCTOBER [__], 2009.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors /s/ Tony Liu Tony Liu Chairman, and Chief Executive Officer

October 23, 2009

AMERICAN ORIENTAL BIOENGINEERING, INC. INVESTOR RELATIONS 15 Exchange Place, Suite Jersey City, NJ 07302
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIAS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each proposal.	All	All	Except

1. Election of Directors Nominees:	☐	☐	☐	________________________________________

01) Tony Liu	02) Jun Min	03) Yanchun Li	04) Binsheng Li	05) Cosimo J. Patti
06) Xianmin Wang	07) Eileen Bridget Brody	08) Lawrence S. Wizel	09) Baiqing Zhang

The Board of Directors recommends you vote FOR the following proposal(s):	For	Against	Abstain

2. Proposal to ratify the appointment of Ernst & Young Hua Ming as the Company's independent auditors for the 2009 fiscal year.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

AMERICAN ORIENTAL BIOENGINEERING, INC.
Annual Meeting of Stockholders December 8, 2009
This proxy is solicited by the Board of Directors

The undersigned stockholder of American Oriental Bioengineering, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Liu, Yanchun Li, Jun Min and Binsheng Li, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of the Company to be held on December 8, 2009 at 9:00 p.m. local time (December 8, 2009, 8:00 a.m. Eastern Standard Time) at 1 Liangshuihe First Ave., Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People's Republic of China, or at any adjournment or postponement thereof, and to vote, as designated on the reverse side, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side